                                                                    Exhibit 4(l)

                           AMENDMENT AND WAIVER NO. 4

      AMENDMENT AND WAIVER NO. 4, dated as of September 19, 2003 (this "Fourth Amendment"), in respect of the Credit Agreement, dated as of December 4, 1998, as amended and restated by the Amendment and Restatement to the Credit Agreement, dated as of December 5, 2000 and, as further amended by Amendment No. 3 to the Credit Agreement, dated as of December 12, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among THE SCOTTS COMPANY, an Ohio corporation (the "Borrower"), certain subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), as agent for the Lenders (in such capacity, the "Administrative Agent"), SALOMON SMITH BARNEY, INC., as syndication agent (the "Syndication Agent"), CREDIT LYONNAIS NEW YORK BRANCH and BANK ONE, NA (Main Office Chicago), as successor by merger to BANK ONE, MICHIGAN, as co-documentation agents (the "Co-Documentation Agents"), and J.P. MORGAN SECURITIES INC., as successor to CHASE SECURITIES INC., as lead arranger (the "Lead Arranger") and as the book manager (the "Book Manager").

                              W I T N E S S E T H :

            WHEREAS, the Borrower wishes to issue new ten-year senior subordinated notes in an aggregate principal amount equal to $200,000,000 (the "New Senior Subordinated Notes");

            WHEREAS, the Borrower wishes to amend the Credit Agreement as described herein and requests the waiver under the Credit Agreement described herein; and

            WHEREAS, the Lenders and the Administrative Agent are willing to amend and waive the Credit Agreement as provided for herein, but only on the terms and conditions contained herein;

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in this Fourth Amendment and the Credit Agreement.


      2. Waiver of Section 2.12(g). The Lenders hereby agree to waive the provisions of Section 2.12(g) of the Credit Agreement requiring that the Prepayment Date be 10 Business Days after the date of a Prepayment Option Notice; provided that any such Prepayment Date shall be not less than three Business Days after the date of a Prepayment Option Notice.

      3. Amendment to Section 7.6(e) (Limitations on Indebtedness). Section 7.6(e) is hereby amended by deleting the amount "$225,000,000" from subparagraph
(ii) thereto and inserting, in lieu thereof, the amount "$270,000,000".



      4. Prepayments. The Borrower hereby agrees to make prepayments in accordance with the provisions of Sections 2.11 of the Credit Agreement of all Net Cash Proceeds received by it in connection with the issuance of the New Senior Subordinated Notes.

      5. Representations and Warranties. On and as of the date hereof, and after giving effect to this Fourth Amendment, each of the Borrower and each Subsidiary Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

      6. Conditions to Effectiveness. This Fourth Amendment shall become effective as of the date the Administrative Agent has received counterparts of this Fourth Amendment, duly executed and delivered by the Borrower, each Subsidiary Borrower, the Administrative Agent and the Required Lenders.


      7. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of any Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Fourth Amendment).

      8. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Fourth Amendment, including, without limitation the reasonable fees and disbursements of counsel to the Administrative Agent.


      9. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


      10. Counterparts. This Fourth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         THE SCOTTS COMPANY


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Vice President and Treasurer

                                         ASEF B.V


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Vice President and Treasurer

                                         HYPONEX CORPORATION


                                         By: /s/  Rebecca J. Bruening
                                             -------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Vice President and Treasurer

                                         MIRACLE GARDEN CARE LIMITED


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Power of Attorney

                                         OM SCOTT INTERNATIONAL
                                            INVESTMENTS LTD.


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Power of Attorney

                                         SCOTTS AUSTRALIA PTY. LTD


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Power of Attorney

                                         SCOTTS BENELUX B.V.B.A.


                                         By: /s/ Rebecca J. Bruening
                                             -----------------------
                                           Name:  Rebecca J. Bruening
                                           Title:

                                         SCOTTS CANADA LTD.


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                            Name:  Rebecca J. Bruening
                                            Title: Power of Attorney


                                         SCOTTS CELAFLOR GMBH & CO. KG


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title:

                                         SCOTTS FRANCE HOLDINGS SARL


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                            Name:  Rebecca J. Bruening
                                            Title:

                                         SCOTTS FRANCE SARL


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title:

                                         SCOTTS FRANCE SAS


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title:

                                         SCOTTS HOLDING GMBH


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title:

                                         SCOTTS HOLDINGS LIMITED


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Power of Attorney

                                         SCOTTS INTERNATIONAL B.V.


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title:

                                         SCOTTS MANUFACTURING COMPANY


                                         By: /s/ Rebecca J. Bruening
                                             -------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Vice President and Treasurer

                                         SCOTTS-SIERRA HORTICULTURAL
                                            PRODUCTS COMPANY


                                         By:/s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Vice President and Treasurer

                                         SCOTTS-SIERRA INVESTMENTS, INC.


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Vice President and Treasurer

                                         SCOTTS TEMECULA OPERATIONS, LLC


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Vice President and Treasurer

                                         SCOTTS TREASURY EEIG


                                         By:/s/ Rebecca J. Bruening
                                            ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Power of Attorney

                                         THE SCOTTS COMPANY ITALIA, S.R.L.


                                         By: /s/ Rebecca J. Bruening
                                             ------------------------
                                           Name:  Rebecca J. Bruening
                                           Title:

                                         THE SCOTTS COMPANY (UK) LTD.


                                         By: /s/ Rebecca J. Bruening
                                             -------------------------
                                           Name:  Rebecca J. Bruening
                                           Title: Power of Attorney

                                         JPMORGAN CHASE BANK (formerly The Chase
                                         Manhattan Bank), as Administrative
                                         Agent and as a Lender


                                         By: /s/ Randolph Cates
                                             ------------------------
                                            Name:  Randolph Cates
                                            Title: Vice President

                                         SALOMON SMITH BARNEY INC., as
                                         Syndication Agent and as a Lender


                                         By: /s/ Eivind Hegelstad
                                             ------------------------
                                         Name:  Eivind Hegelstad
                                         Title: Vice President


                                         CREDIT LYONNAIS NEW YORK BRANCH, as
                                         Co-Documentation Agent and as a Lender


                                         By: /s/ Lee E. Greve
                                             ------------------------
                                            Name:  Lee E. Greve
                                            Title: First Vice President

                                         BANK ONE, MICHIGAN, as successor to
                                         NBD BANK, as Co-Documentation Agent and
                                         as a Lender


                                         By: /s/ Joseph Pinzone
                                             ------------------------
                                            Name:  Joseph Pinzone
                                            Title: Director

                                         Signature Page to the Fourth Amendment,
                                           dated as of September 19, 2003, under
                                            The Scotts Company Credit Agreement.


                                         APEX (IDM) CDO I, LTD.
                                         ELC (CAYMAN) LTD. CDO SERIES 1999-1
                                         ELC (CAYMAN) LTD. 1999-III
                                         ELC (CAYMAN) LTD. 2000-I
                                         TRYON CLO LTD. 2000-I
                                         SUFFIELD CLO, LIMITED
                                         By: David L. Babson & Company Inc.
                                         as Collateral Manager


                                         By: /s/ Glenn Duffy
                                             ------------------------
                                            Name:  Glenn Duffy
                                            Title: Managing Director


                                         AMERICAN EXPRESS CERTIFICATE COMPANY
                                         By: American Express Asset Management
                                             Group, Inc.
                                             as Collateral Manager


                                         By: /s/ Leanne Stavrakis
                                             ------------------------
                                            Name:  Leanne Stavrakis
                                            Title: Director - Operations


                                         ALLSTATE LIFE INSURANCE COMPANY


                                         By: /s/ Judith P. Greffin
                                             ------------------------
                                            Name:  Judith P. Greffin
                                            Title: Authorized Signatories


                                         By: /s/ Chris Goergen
                                             ------------------------
                                            Name:  Chris Goergen
                                            Title: Authorized Signatories


                                         AMMC CDO I, LIMITED

                                         By:   American Money Management Corp.
                                               as Collateral Manager

                                         By: /s/ David P. Meyer
                                             ------------------------
                                            Name:  David P. Meyer
                                            Title: Vice President


                                         AIMCO CDO SERIES 2000-A

                                         By: /s/ Judith P. Greffin
                                             ------------------------
                                            Name:  Judith P. Greffin
                                            Title: Authorized Signatories


                                         By: /s/ Chris Goergen
                                             ------------------------
                                            Name:  Chris Goergen
                                            Title: Authorized Signatories

                                         AVALON CAPITAL LTD.
                                         By: INVESCO Senior Secured Management,
                                             Inc.
                                             As Portfolio Advisor


                                         By: /s/ Thomas H.E. Ewald
                                             ------------------------
                                            Name:  Thomas H.E. Ewald
                                            Title: Authorized Signatory


                                         AVALON CAPITAL LTD.
                                         By:  INVESCO Senior Secured Management,
                                              Inc.
                                              As Portfolio Advisor


                                         By: /s/ Thomas H.E. Ewald
                                             ------------------------
                                            Name:  Thomas H.E. Ewald
                                            Title: Authorized Signatory


                                         BANK OF AMERICA, N.A.



                                         By: /s/ Sharon Burks Horos
                                             ------------------------
                                            Name:  Sharon Burks Horos
                                            Title: Vice President


                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                         By: /s/ Andrew Bernstein
                                             ------------------------
                                            Name:  Andrew Bernstein
                                            Title: Asst. Vice President


                                         BNP PARIBAS

                                         By: /s/ Kristin R. Carlton
                                             ------------------------
                                            Name:  Kristin R. Carlton
                                            Title: Vice President

                                         By: /s/ Peter C. Labrie
                                             --------------------
                                            Name:  Peter C. Labrie
                                            Title: Central Region Manager

                                         BRYN MAWR CLO, LTD.
                                         By: Deerfield Capital Management LLC
                                         as its Collateral Manager

                                         By: /s/ Dale Burrow
                                             ------------------------
                                            Name:  Dale Burrow
                                            Title: Senior Vice President


                                         CENTURION CDO II, LTD.
                                         By: American Express Asset Management
                                         Group Inc.
                                         as Collateral Manger


                                         By: /s/ Leanne Stavrakis
                                             ------------------------
                                            Name:  Leanne Stavrakis
                                            Title: Director  - Operations


                                         CHARTER VIEW PORTFOLIO

                                         By: INVESCO Senior Secured Management,
                                             Inc.
                                             as Investment Advisor

                                         By: /s/ Thomas H.E. Ewald
                                             ------------------------
                                            Name:  Thomas H.E. Ewald
                                            Title: Authorized Signatory


                                         CLOSE INTERNATIONAL CUSTODY SERVICES
                                         LIMITED RE
                                         Cypresstree International Loan Holdings
                                         Company Limited
                                         By: CypressTree Strategic Debt
                                         Management Co., Inc.
                                         as Investment Advisor

                                         By: /s/ Michelle L. Patterson
                                             -------------------------
                                            Name:  Michelle L. Patterson
                                            Title: Investment Analyst


                                         COOPERATIVE CENTRALE RAIFFEISEN-
                                         BOERENLEEBANK B.A., "RABOBANK
                                         NEDERLAND " NEW YORK BRANCH



                                         By: /s/ Michael L. Laurie
                                             -------------------------
                                            Name:  Michael L. Laurie
                                            Title: Executive Director

                                         By: /s/ Ian Reece
                                             -------------------------
                                            Name:  Ian Reece
                                            Title: Managing Director

                                         COMERCIA BANK

                                         By: /s/ Ryan Oliver
                                             -------------------------
                                            Name:  Ryan Oliver
                                            Title: Account Officer


                                         ERSTE BANK NEW YORK

                                         By:  /s/ Paul Judicke
                                              -------------------------
                                            Name:  Paul Judicke
                                            Title: Vice President

                                         By: /s/ Bryan J. Lynch
                                             -------------------------
                                            Name:  Bryan J. Lynch
                                            Title: First Vice President


                                         FLEET NATIONAL BANK

                                         By: /s/ Hardy H. Thayce Jr.
                                             ----------------------
                                            Name:  Hardy H. Thayce Jr.
                                            Title: Managing Director


                                         FIDELITY ADVISOR SERIES II: FIDELITY
                                         ADVISOR
                                         FLOATING RATE HIGH INCOME FUND

                                         By: /s/ John H. Costello
                                             -------------------------
                                            Name:  John H. Costello
                                            Title: Assistant Treasurer


                                         FIFTH THIRD BANK, CENTRAL OHIO

                                         By: /s/ John Beardslee
                                             -------------------------
                                            Name:  John Beardslee
                                            Title: Vice President

                                     FOREST CREEK CLO, LTD.
                                     By: Deerfield Capital Management LLC
                                     as its Collateral Manager

                                     By: /s/ Dale Burrow
                                         -------------------------
                                        Name:  Dale Burrow
                                        Title: Senior Vice President


                                     FORTIS PROJECT FINANCE LIMITED

                                     By: /s/ Michael Wright
                                         -------------------------
                                        Name:  Michael Wright
                                        Title: Director

                                     By: /s/ Peter Hanratty
                                         -------------------------
                                        Name:  Peter Hanratty
                                        Title: Authorized Signatory


                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION

                                     By: /s/ Robert M. Kadlick
                                         -------------------------
                                        Name:  Robert M. Kadlick
                                        Title: Duly Authorized Signatory


                                     GULF STREAM-COMPASS CLO 2002-1, LTD.
                                     By: Gulf Steam Asset Management LLC
                                     As Collateral Manager


                                     By: /s/ Barry K. Love
                                         ---------------------------------------
                                         Name:  Barry K. Love
                                         Title: Chief Credit Officer


                                     HARBOUR TOWN FUNDING TRUST


                                     By: /s/ Diana M. Himes
                                         ---------------------------------------
                                         Name:  Diana M. Himes
                                         Title: Authorized Agent

                                     HARRIS TRUST AND SAVINGS BANK, as a lender


                                     By: /s/ Kimberly A. Yates
                                         ---------------------------------------
                                         Name:  Kimberly A. Yates
                                         Title: Vice President


                                     HEWETT'S ISLAND CDO, LTD
                                     By: CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager


                                     By: /s/ Michelle L. Patterson
                                         ---------------------------------------
                                         Name:  Michelle L. Patterson
                                         Title: Investment Analyst


                                     IDS LIFE INSURANCE COMPANY
                                     By: American Express Asset Management
                                     Group, Inc.
                                     as Collateral Manager


                                     By: /s/ Leanne Stavrakis
                                         ---------------------------------------
                                         Name:  Leanne Stavrakis
                                         Title: Director - Operations


                                     IKB CAPITAL CORPORATION

                                     By: /s/ Wolfgang W. Boeker
                                         ---------------------------------------
                                         Name:  Wolfgang W. Boeker
                                         Title: Senior Vice President


                                     INVESCO EUROPEAN CDO I S.A.
                                     By: INVESCO Senior Secured Management, Inc.
                                     as Collateral Manager


                                     By: /s/ Thomas H.E. Ewald
                                         ---------------------------------------
                                         Name:  Thomas H.E. Ewald
                                         Title: Authorized Signatory

                                     KEYBANK NATIONAL ASSOCIATION


                                     By: /s/ David J. Wechter
                                         ---------------------------------------
                                         Name:  David J. Wechter
                                         Title: Vice President


                                     LASALLE BANK, NATIONAL ASSOCIATION


                                     By: /s/ Warren F. Weber
                                         ---------------------------------------
                                         Name:  Warren F. Weber
                                         Title: First Vice President


                                     LIBERTY FLOATING RATE ADVANTAGE FUND
                                     By: Columbia Management Advisors, Inc.
                                     (f/k/a Stein Roe & Farnham Incorporated),
                                     as Advisor


                                     By: /s/ James R. Fellows
                                         ---------------------------------------
                                         Name:  James R. Fellows
                                         Title: Senior Vice President &
                                                Portfolio Manager


                                     LOAN FUNDING I LLC
                                     a wholly owned subsidiary of
                                     Citibank, N.A.
                                     By:  TCW Advisors, Inc.
                                     as portfolio manager of
                                     Loan Funding I L.L.C.


                                     By: /s/ G. Steven Kalin
                                         ---------------------------------------
                                         Name:  G. Steven Kalin
                                         Title: Senior Vice President


                                     By: /s/ Richard F. Kurth
                                         ---------------------------------------
                                         Name:  Richard F. Kurth
                                         Title: Senior Vice President


                                     LRP LANDESBANK RHEINLAND-PFALZ
                                     -GIROZENTRALE-


                                     By: /s/ Stefan Gilsdorf
                                         ---------------------------------------
                                         Name:  Stefan Gilsdorf
                                         Title: Senior Vice President

                                     By: /s/ Hans-Henning Brautigam
                                         ---------------------------------------
                                         Name:  Hans-Henning Brautigam
                                         Title: Vice President

                                     MAPLEWOOD (CAYMAN) LIMITED
                                     By:  David L. Babson & Company Inc. under
                                     Delegated authority from Massachusetts
                                     Mutual Life Insurance Company as Investment
                                     Manager


                                     By: /s/ Glenn Duffy
                                         ---------------------------------------
                                         Name:  Glenn Duffy
                                         Title: Managing Director


                                     MADISON AVENUE CDO I, LIMITED
                                     By: Metropolitan Life Insurance Company
                                     as Collateral Manager


                                     By: /s/ David W. Farrell
                                         ---------------------------------------
                                         Name:  David W. Farrell
                                         Title: Director


                                     MASSACHUSETTS MUTUAL LIFE
                                     INSURANCE COMPANY
                                     By:  David L. Babson & Company Inc. as
                                     Investment Adviser


                                     By: /s/ Glenn Duffy
                                         ---------------------------------------
                                         Name:  Glenn Duffy
                                         Title: Managing Director


                                     METROPOLITAN LIFE INSURANCE COMPANY


                                     By: /s/ James R. Dingler
                                         ---------------------------------------
                                         Name:  James R. Dingler
                                         Title: Director


                                     MUIRFIELD TRADING LLC


                                     By: /s/ Diana M. Himes
                                         ---------------------------------------
                                         Name:  Diana M. Himes
                                         Title: Assistant Vice President

                                     NATIONAL CITY BANK


                                     By: /s/ Thomas E. Redmond
                                         ---------------------------------------
                                         Name:  Thomas E. Redmond
                                         Title: Senior Vice President


                                     OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIOS-1, LTD.
                                     By: INVESCO Senior Secured Management,
                                     Inc., as Sub-Advisor


                                     By:  /s/ Thomas H.B. Ewald
                                         ---------------------------------------
                                         Name:  Thomas H.B. Ewald
                                         Title: Authorized Signatory


                                     OLYMPIC FUNDING TRUST, SERIES 1999-1


                                     By: /s/ Diana M. Himes
                                         ---------------------------------------
                                         Name:  Diana M. Himes
                                         Title: Authorized Agent


                                     PPM SHADOW CREEK FUNDING LLC


                                     By:  /s/ Diana M. Himes
                                         ---------------------------------------
                                         Name:  Diana M. Himes
                                         Title: Assistant Vice President


                                     PPM  SPYGLASS FUNDING TRUST


                                     By:  /s/ Diana M. Himes
                                         ---------------------------------------
                                         Name:  Diana M. Himes
                                         Title: Assistant Vice President

                                     ROSEMONT CLO, LTD,
                                     By:  Deerfield Capital Management LLC as
                                     its Collateral Manager


                                     By: /s/ Dale Burrow
                                         ---------------------------------------
                                         Name:  Dale Burrow
                                         Title: Senior Vice President


                                     SANKATY ADVISORS, LLC as Collateral
                                     Manager for Castle Hill I - INGOTS, Ltd., as Term Lender


                                     By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name:  Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager


                                     SANKATY ADVISORS, LLC as Collateral
                                     Manager for Castle Hill II - INGOTS, Ltd., as Term Lender


                                     By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name:  Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager


                                     SANKATY ADVISORS, LLC as Collateral
                                     Manager for Great Point CLO, 1999-1, Ltd., as Term Lender


                                     By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name:  Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager


                                     SANKATY ADVISORS, LLC as Collateral
                                     Manager for Race Point CLO, Limited.,
                                     as Term Lender


                                     By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Name:  Diane J. Exter
                                         Title: Managing Director
                                                Portfolio Manager

                                     SARATOGA CLO I, LIMITED
                                     By: INVESCO Senior Secured Management, Inc.
                                     as  Asset Manager


                                     By: /s/ Thomas H.B. Ewald
                                         ---------------------------------------
                                         Name:  Thomas H.B. Ewald
                                         Title: Authorized Signatory


                                     SEABOARD CLO 2000 LTD.
                                     By:  ORIX Capital Markets, LLC
                                     Its Collateral Manager


                                     By: /s/ Christopher L. Smith
                                         ---------------------------------------
                                         Name:  Christopher L. Smith
                                         Title: Managing Director


                                     SEGUILS - CENTURION V, LTD.
                                     by: American Express Asset Management Group
                                     Inc.
                                     as Collateral Manager


                                     By: /s/ Leanne Stavrakis
                                         ---------------------------------------
                                         Name:  Leanne Stavrakis
                                         Title: Director - Operations


                                     SEQUILS - cumberland I, ltd.
                                     By: Deerfield Capital Management LLC as its
                                     Collateral Manager


                                     By: /s/ Dale Burrow
                                         ---------------------------------------
                                         Name:  Dale Burrow
                                         Title: Senior Vice President


                                     SEQUILS  - LIBERTY, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                     as Collateral Manager


                                     By: /s/ Thomas H.B. Ewald
                                         ---------------------------------------
                                         Name:  Thomas H.B. Ewald
                                         Title: Authorized Signatory

                                     SIERRA CLO I


                                     By: /s/ John M. Casparian
                                         ---------------------------------------
                                         Name:  John M. Casparian
                                         Title: Chief Operating Officer


                                     SUNTRUST BANK


                                     By: /s/ Brian Davis
                                         ---------------------------------------
                                         Name:  Brian Davis
                                         Title: Director


                                     THE BANK OF NEW YORK


                                     By: /s/ Kenneth R. McDonnell
                                         ---------------------------------------
                                         Name:  Kenneth R. McDonnell
                                         Title: Vice President


                                     THE BANK OF NOVA SCOTIA


                                     By: /s/ A.S. Norsworthy
                                         ---------------------------------------
                                         Name:  A.S. Norsworthy
                                         Title: Sr. Manager


                                     THE HUNTINGTON NATIONAL BANK


                                     By: /s/ Mark A. Koscielski
                                         ---------------------------------------
                                         Name:  Mark A. Koscielski
                                         Title: Vice President

                                     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By: /s/ Robin S. Snyder
                                         ---------------------------------------
                                         Name:  Robin S. Snyder
                                         Title: Vice President


                                     U.S. BANK NATIONAL ASSOCIATION


                                     By: /s/ Robert H. Friend
                                         ---------------------------------------
                                         Name:  Robert H. Friend
                                         Title: Vice President


                                     VAN KAMPEN CLOII, LIMITED
                                     By: Van Kampen Investment Advisory Corp
                                     as Collateral Manager


                                     By: /s/ Christina Jamieson
                                         ---------------------------------------
                                         Name:  Christina Jamieson
                                         Title: Vice President


                                     VAN KAMPEN
                                     SENIOR INCOME TRUST
                                     By: Van Kampen Investment Advisory Corp.


                                     By: /s/ Christina Jamieson
                                         ---------------------------------------
                                         Name:  Christina Jamieson
                                         Title: Vice President


                                     WACHOVIA BANK NATIONAL ASSOCIATION


                                     By: /s/ Mark S. Supple
                                         ---------------------------------------
                                         Name:  Mark S. Supple
                                         Title: Vice President and Director

                                     WINGED FOOT FUNDING TRUST


                                     By: /s/ Diana M. Hines
                                         ---------------------------------------
                                         Name:  Diana M. Hines
                                         Title: Authorized Agent